Exhibit 99.7
                                 ------------
                Computational Materials and/or ABS Term Sheets

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $2,826,900,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-4




                          [LOGO OMITTED] Countrywide
                                  HOME LOANS
                          Seller and Master Servicer

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       2

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

Preliminary Term Sheet                                                                                         Date: May [25], 2005

                                           $2,826,900,000 (Approximate)
                                  CWABS Asset-Backed Certificates, Series 2005-4

===================================================================================================================================
                   Principal    WAL (Years)    Payment Window     Expected Ratings       Last Scheduled          Certificate
  Class (1)        Amount(2)     Call/Mat(3) (Mos) Call/Mat(3)    (S&P/Moody's)(4)     Distribution Date            Type
  -----            ------        --------    --------------        -------------       -----------------            ----
AF-1A(5)        $118,155,000    1.00 / 1.00   1 - 23 / 1 - 23          AAA/Aaa              Dec 2024         Floating Rate Senior
                                                                                                                 Sequential
AF-1B(5)        $118,155,000    1.00 / 1.00   1 - 23 / 1 - 23          AAA/Aaa              Dec 2024          Fixed Rate Senior
                                                                                                                 Sequential
AF-2(5)          $20,030,000    2.00 / 2.00  23 - 25 / 23 - 25         AAA/Aaa              Nov 2025          Fixed Rate Senior
                                                                                                                 Sequential
AF-3(5)         $145,015,000    3.00 / 3.00  25 - 54 / 25 - 54         AAA/Aaa              Sep 2032         Fixed Rate Senior
                                                                                                                 Sequential
AF-4(5)          $29,470,000    5.00 / 5.00  54 - 68 / 54 - 68         AAA/Aaa              Oct 2033         Fixed Rate Senior
                                                                                                                 Sequential
AF-5A(5)         $22,525,000   6.77 / 10.22  68 - 84 / 68 - 232        AAA/Aaa              Oct 2035         Fixed Rate Senior
                                                                                                                 Sequential
AF-5B(5)         $40,000,000   6.77 / 10.22  68 - 84 / 68 - 232        AAA/Aaa              Oct 2035         Fixed Rate Senior
                                                                                                                 Sequential
AF-6(5)          $65,000,000    6.10 / 6.74  37 - 84 / 37 - 230        AAA/Aaa              Aug 2035         Fixed Rate Senior
                                                                                                                   Lockout
MF-1(5)          $19,500,000    5.45 / 6.56  37 - 84 / 37 - 187        AA+/Aa1              Aug 2035        Fixed Rate Mezzanine
MF-2(5)          $17,875,000    5.45 / 6.53  37 - 84 / 37 - 178        AA/Aa2               Aug 2035        Fixed Rate Mezzanine
MF-3(5)          $10,725,000    5.45 / 6.50  37 - 84 / 37 - 169        AA-/Aa3              Jul 2035        Fixed Rate Mezzanine
MF-4(5)          $9,750,000     5.45 / 6.46  37 - 84 / 37 - 162         A+/A1               Jun 2035        Fixed Rate Mezzanine
MF-5(5)          $8,775,000     5.45 / 6.42  37 - 84 / 37 - 154         A/A2                May 2035        Fixed Rate Mezzanine
MF-6(5)          $6,825,000     5.45 / 6.36  37 - 84 / 37 - 145         A-/A3               Apr 2035        Fixed Rate Mezzanine
MF-7(5)          $5,850,000     5.45 / 6.28  37 - 84 / 37 - 137       BBB+/Baa1             Feb 2035        Fixed Rate Mezzanine
MF-8(5)          $5,850,000     5.45 / 6.18  37 - 84 / 37 - 128       BBB/Baa2              Dec 2034        Fixed Rate Mezzanine
BF(5)            $6,500,000     5.45 / 5.99  37 - 84 / 37 - 117       BBB-/Baa3             Sep 2034       Fixed Rate Subordinate
2-AV-1(6)      $1,098,390,000   2.13 / 2.25   1 - 84 / 1 - 172         AAA/Aaa              Oct 2035        Floating Rate Senior
3-AV-1(7)       $264,271,000    0.80 / 0.80   1 - 18 / 1 - 18          AAA/Aaa              Jun 2025        Floating Rate Senior
3-AV-2(7)       $292,007,000    2.51 / 2.51  18 - 64 / 18 - 64         AAA/Aaa              May 2034        Floating Rate Senior
3-AV-3(7)        $59,132,000    6.57 / 7.90  64 - 84 / 64 - 172        AAA/Aaa              Oct 2035        Floating Rate Senior
MV-1(8)         $117,700,000    4.89 / 5.25  45 - 84 / 45 - 150        AA+/Aa1              Oct 2035       Floating Rate Mezzanine
MV-2(8)          $96,800,000    4.67 / 5.01  42 - 84 / 42 - 142        AA/Aa2               Sep 2035       Floating Rate Mezzanine
MV-3(8)          $39,600,000    4.58 / 4.90  40 - 84 / 40 - 133        AA-/Aa3              Sep 2035       Floating Rate Mezzanine
MV-4(8)          $51,700,000    4.54 / 4.85  39 - 84 / 39 - 129         A+/A1               Aug 2035       Floating Rate Mezzanine
MV-5(8)          $36,300,000    4.51 / 4.80  39 - 84 / 39 - 123         A/A2                Aug 2035       Floating Rate Mezzanine
MV-6(8)          $27,500,000    4.49 / 4.75  38 - 84 / 38 - 117         A-/A3               Jul 2035       Floating Rate Mezzanine
MV-7(8)          $46,200,000    4.48 / 4.70  38 - 84 / 38 - 112       BBB+/Baa1             Jul 2035       Floating Rate Mezzanine
MV-8(8)          $23,100,000    4.46 / 4.62  37 - 84 / 37 - 102       BBB/Baa2              May 2035       Floating Rate Mezzanine
BV(8)            $24,200,000    4.46 / 4.53  37 - 84 / 37 - 95        BBB-/Baa3             Apr 2035      Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
    Total:     $2,826,900,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The margins on the Class 2-AV-1,Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupons on the Class AF-5A and Class AF-5B Certificates increase by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3) See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: [David Glehan, Standard & Poors, 212.438.7324; Rachel Peng, Moody's Ratings, (212) 553-3831].
(5) The Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-5A, Class AF-5B and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(6) The Class 2-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(7) The Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       3

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

Trust:                         Asset-Backed Certificates, Series 2005-4.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Bear Stearns & Co. Inc. (Co-
                               Manager) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the
                               Class AF-1A Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class AF-1A, Class 2-AV-1 and Class
                               3-AV Certificates and the Floating Rate Subordinate Certificates.

Senior Certificates:           Together, the Class 2-AV-1 Certificates and Class 3-AV Certificates (the "Class AV
                               Certificates") and the Class AF Certificates are referred to herein as the "Senior
                               Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and Class A-R Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Certificates (other than the Class A-R Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              June [1], 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of June 1, 2005 and the origination date of such
                               Mortgage Loan.

Expected Pricing Date:         May [26], 2005.

Expected Closing Date:         June [23], 2005.

Expected Settlement Date:      June [23], 2005.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in July 2005.

Accrued Interest:              The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed
                               Rate Certificates will include accrued interest from June 1, 2005 up to, but not including, the Settlement Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       4

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Floating
                               Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual
                               Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a
                               30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or
                               Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2
                               and the Class MV-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the
                               Mortgage Loans is less than or equal to 10% of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               ---------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                               ---------------------------------------------------------------------------------------
                               100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               ---------------------------------------------------------------------------------------

                               ---------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                               ---------------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               ---------------------------------------------------------------------------------------


Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the
                               Trust on the Closing Date (the "Closing Date Pool"). The characteristics of the Closing
                               Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                               Mortgage Loans was approximately $1,909,515,045 (the "Mortgage Loans") of which: (i)
                               approximately $435,497,339 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage
                               Loans"), (ii) approximately $949,024,286 were adjustable rate conforming balance
                               Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage
                               Loans"), and (iii) approximately $524,993,420 were adjustable rate non-conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3
                               Mortgage Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the
                               "Adjustable Rate Mortgage Loans").


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       5

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

Pre-Funded Amount:             A deposit of not more than $712,500,000 (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing
                               Date through August 8, 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing
                               Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the
                               Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                               $650,000,000 of Group 1 Mortgage Loans, approximately $1,410,000,000 of Group 2
                               Mortgage Loans and approximately $790,000,000 of Group 3 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and (b) the related Net
                               Rate Cap.

                               The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                               --------------------------------------------------------------------------------
                               Class
                               --------------------------------------------------------------------------------
                               AF and Fixed Rate   The weighted average Adjusted Net Mortgage Rate of the
                               Subordinate         Group 1 Mortgage Loans (less, in the case of the Class
                                                   AF-5B Certificates, the Monoline Guaranty fee rate as
                                                   described in the prospectus supplement) (adjusted, in the
                                                   case of the Class AF-1A Certificates, to an effective
                                                   rate reflecting the accrual of interest on an actual/360
                                                   basis).
                               --------------------------------------------------------------------------------
                               2-AV-1              The weighted average Adjusted Net Mortgage Rate of the
                                                   Group 2 Mortgage Loans (adjusted to an effective rate
                                                   reflecting the accrual of interest on an actual/360 basis).
                               --------------------------------------------------------------------------------
                               3-AV                The weighted average Adjusted Net Mortgage Rate of the
                                                   Group 3 Mortgage Loans (adjusted to an effective rate
                                                   reflecting the accrual of interest on an actual/360 basis).
                               --------------------------------------------------------------------------------
                               Floating Rate       The weighted average of the Adjusted Net Mortgage Rate of
                               Subordinate         the Group 2 Mortgage Loans and Group 3 Mortgage Loans,
                                                   weighted on the basis of the excess of the principal balance of the related Mortgage Loans plus the amounts in the
                                                   Pre-Funding Account allocable to the Group 2 Mortgage Loans and Group 3 Mortgage Loans over the principal balance of the related Senior Certificates (adjusted to an effective
                                                   rate reflecting the accrual of interest on an
                                                   actual/360 basis).
                               -----------------------------------------------------------------------------



Net Rate Carryover:            For any class of Senior Certificates and Subordinate Certificates and any Distribution
                               Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate
                               Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap).
                               Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       6

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

                               headings "Fixed Rate Certificates Priority of Distributions" and "Floating Rate
                               Certificates Priority of Distributions" below.

Corridor Contracts:            The Trust will include payments from four Corridor Contracts for the benefit of the
                               Class AF-1A, Class 2-AV-1, Class 3-AV and Floating Rate Subordinate Certificates (the
                               "Class AF-1A Corridor Contract," "Class 2-AV-1 Corridor Contract," "Class 3-AV Corridor
                               Contract," and "Floating Rate Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts"). Payments to the Trust from each Corridor
                               Contract will be calculated based on the lesser of the notional amount of the related
                               Corridor Contract and the principal balance of the related class(es) of Certificates.
                               After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1A Corridor Contract will be available to pay the holders of the
                               Class AF-1A Certificates the related Net Rate Carryover, (b) the Class 2-AV-1 Corridor
                               Contract will be available to pay the holders of the Class 2-AV-1 Certificates the related Net Rate Carryover, (c) the Class 3-AV Corridor Contract will be available to pay the holders of the Class 3-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and (d) the Floating Rate Subordinate Corridor
                               Contract will be available to pay the holders of the Floating Rate Subordinate
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.
                               Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of
                               Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the
                               Subordinate Certificates, as the case may be:

                                  1)  Subordination
                                  2)  Overcollateralization
                                  3)  Excess Cashflow
                                  4)  Monoline Guaranty: A monoline insurer (the "Monoline  Insurer") will guarantee that (i) required payments of interest on the Class AF-5B Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class AF-5B Certificates is made. The Monoline Guaranty will not cover any Net Rate Carryover, any prepayment interest shortfall amounts or any interest shortfalls resulting from the application of the Servicemembers Civil
                                      Relief Act. The Monoline Guaranty will not cover any Certificates other than the Class AF-5B Certificates.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       7

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

                               ----------------- ------------------------ ------------------------ -------------------------
                                                                              Initial Target        Target Subordination
                                    Class             S&P/ Moody's             Subordination             at Stepdown
                               ----------------- ------------------------ ------------------------ -------------------------
                               AF                        AAA/Aaa                  16.20%                    32.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-1                      AA+/Aa1                  13.20%                    26.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-2                      AA/Aa2                   10.45%                    20.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-3                      AA-/Aa3                   8.80%                    17.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-4                       A+/A1                    7.30%                    14.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-5                       A/A2                     5.95%                    11.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-6                       A-/A3                    4.90%                    9.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-7                     BBB+/Baa1                  4.00%                    8.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-8                     BBB/Baa2                   3.10%                    6.20%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BF                       BBB-/Baa3                  2.10%                    4.20%
                               ----------------- ------------------------ ------------------------ -------------------------
                               2-AV-1                    AAA/Aaa                  24.45%                    48.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               3-AV                      AAA/Aaa                  24.45%                    48.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-1                      AA+/Aa1                  19.10%                    38.20%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-2                      AA/Aa2                   14.70%                    29.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-3                      AA-/Aa3                  12.90%                    25.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-4                       A+/A1                   10.55%                    21.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-5                       A/A2                     8.90%                    17.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-6                       A-/A3                    7.65%                    15.30%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-7                     BBB+/Baa1                  5.55%                    11.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-8                     BBB/Baa2                   4.50%                    9.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BV                       BBB-/Baa3                  3.40%                    6.80%
                               ----------------- ------------------------ ------------------------ -------------------------



Subordination:                 The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the
                               Subordinate Certificates in a certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate
                               Certificates in that certificate group with a lower class designation.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the
                               Fixed Rate Mortgage Loans will be equal to 2.10% of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded
                               Amount (approximately $162,500,000) allocable to Loan Group 1 (the "Initial Fixed Rate
                               O/C Target"). The initial amount of fixed rate overcollateralization will be 0.00%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target
                               will be equal to 4.20% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50%
                               of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off
                               Date and the portion of the Pre-Funded Amount allocable to Loan Group 1.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the
                               Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the Adjustable Rate Mortgage Loans will be equal to 3.40% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the
                               portion of the Pre-Funded Amount (approximately $550,000,000) allocable to the
                               Adjustable Rate Mortgage Loans (the "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 1.05%.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       7

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate
                               Overcollateralization Target will be equal to 6.80% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the
                               Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans.

                               However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution
                               Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger
                               Event.

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative
                               Loss Trigger Event.

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                               Delinquency Trigger Event" will be in effect for any Distribution Date on or after the
                               Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate
                               Mortgage Loans equals or exceeds [46.00]% times the Fixed Rate Senior Enhancement
                               Percentage.

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any
                               Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                               Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed
                               Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the
                               Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   [1.50%] with respect to July 2008, plus an additional
                                                          1/12th of [1.00]% for each month thereafter
                                49 - 60                   [2.50%] with respect to July 2009, plus an additional
                                                          1/12th of [0.75]% for each month thereafter
                                61 - 72                   [3.25%] with respect to July 2010, plus an additional
                                                          1/12th of [0.50]% for each month thereafter
                                73+                       [3.75%]


Adjustable Rate
Delinquency Trigger Event:     With respect to the Floating Rate Certificates (other than the Class AF-1A
                               Certificates), an "Adjustable Rate Delinquency Trigger Event" will be in effect for any
                               Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       9

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

                               (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate
                               Mortgage Loans equals or exceeds [31.00]% times the Adjustable Rate Senior Enhancement
                               Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any
                               Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding
                               Distribution Date, over (ii) the sum of the certificate principal balances of the Class
                               AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate
                               Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the
                               Adjustable Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:            With respect to the Floating Rate Certificates (other than the Class AF-1A
                               Certificates), an "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of Pre-Funded Amount allocable to the Adjustable
                               Rate Mortgage Loans, as set forth below.

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   [3.25%] with respect to July 2008, plus an additional
                                                          1/12th of [1.50]% for each month thereafter
                                49 - 60                   [4.75%] with respect to July 2009, plus an additional
                                                          1/12th of [1.50]% for each month thereafter
                                61 - 72                   [6.25%] with respect to July 2010, plus an additional
                                                          1/12th of [0.50]% for each month thereafter
                                73+                       [6.75%]

Fixed Rate Stepdown Date:      The later to occur of:
                                 (i)  the Distribution Date in July 2008
                                 (ii) the first Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is less than or equal to 67.60% of the principal balance of the Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                 The later to occur of:
                                 (i)  the Distribution Date in July 2008
                                 (ii) the first Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is less than or equal to 51.10% of the principal balance of the Adjustable Rate Mortgage Loans for such Distribution
                                      Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate
                               Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF
                               Certificates, then to the Class MF-8 Certificates, then to the Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class MF-5 Certificates, then to the
                               Class MF-4 Certificates, then to the Class MF-3 Certificates, then to the Class MF-2
                               Certificates and last to the Class MF-1 Certificates and (ii) in the case of the
                               Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class
                               MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class MV-6
                               Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       10

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                               1)  Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans, concurrently (i) to pay the Monoline Guaranty fee and
                                   (ii) to each class of Class AF Certificates, current and unpaid interest, then (b)
                                   from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, (i) to pay any Monoline reimbursements, then (ii) to the
                                   Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7,
                                   Class MF-8 and Class BF Certificates;
                               2)  Principal funds, sequentially, as follows: (a) to the Class AF Certificates and to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest (as described under "Fixed Rate Principal Paydown" and "Class AF
                                   Principal Distributions"), then (b) sequentially, to the Class MF-1, Class MF-2,
                                   Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                   Certificates, each as described under "Fixed Rate Principal Paydown" below;
                               3)  Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate
                                   Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate
                                   Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively;
                               4)  Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2,
                                   Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                   Certificates;
                               5)  Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the
                                   Class AF Certificates (after, in the case of the Class AF-1A Certificates, application of amounts received on the Class AF-1A Corridor Contract) and the Fixed
                                   Rate Subordinate Certificates (as described below);
                               6)  To restore any Adjustable Rate O/C as described under "Adjustable Rate
                                   Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively
                                   (after application of the Adjustable Rate Excess Cashflow);
                               7)  To pay any to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class
                                   MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (after application of the Adjustable Rate Excess Cashflow);
                               8)  To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                               Rate Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage
                               Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                               1)  Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, to the Class 2-AV-1
                                   Certificates, current and unpaid interest and (ii) from interest collections related to the Group 3 Mortgage Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (b) from any remaining Interest Funds related to all of the Adjustable Rate Mortgage Loans, current interest,


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       11

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


                                   sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                                   Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               2)  Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates
                                   as described below under "Adjustable Rate Principal Paydown", (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates
                                   as described below under "Adjustable Rate Principal Paydown" and "Class 3-AV
                                   Principal Distributions", and (b) from remaining principal collections related to all of the Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class
                                   MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and
                                   Class BV Certificates, each as described under "Adjustable Rate Principal Paydown"
                                   below;
                               3)  Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                   Certificates to build or restore Adjustable Rate O/C as described under "Adjustable
                                   Rate Overcollateralization Target" and "Adjustable Rate Principal Paydown,"
                                   respectively;
                               4)  Any remaining Adjustable Rate Excess Cashflow sequentially to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the
                                   Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                                   Class MV-8 and Class BV Certificates;
                               5)  Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the
                                   Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                               6)  To restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization
                                   Target" and "Fixed Rate Principal Paydown," respectively (after application of the
                                   Fixed Rate Excess Cashflow);
                               7)  To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class
                                   MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and
                                   Class BF Certificates (after application of the Fixed Rate Excess Cashflow);
                               8)  To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                               Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage
                               Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Fixed Rate
                               Mortgage Loans will be paid to the Class AF Certificates until they are reduced to zero and to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest (in each case in the manner and priority set forth under "Class AF
                               Principal Distributions" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class
                               MF-6, Class MF-7, Class MF-8 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate
                               Trigger Event is not in effect on such Distribution Date, each of the Class AF and the
                               Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the Class AF Certificates in the aggregate will have 32.40% subordination, (ii) second, to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest second, from remaining principal collections related to the Fixed Rate Mortgage Loans, (iii) third, to the Class MF-1
                               Certificates such that the Class MF-1 Certificates will have 26.40% subordination, (iv)
                               fourth, from


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       12

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

                               remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class
                               MF-2 Certificates such that the Class MF-2 Certificates will have 20.90% subordination,
                               (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage
                               Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have
                               17.60% subordination, (vi) sixth, from remaining principal collections related to the
                               Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4
                               Certificates will have 14.60% subordination, (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates
                               such that the Class MF-5 Certificates will have 11.90% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                               Class MF-6 Certificates such that the Class MF-6 Certificates will have 9.80%
                               subordination, (ix) ninth, from remaining principal collections related to the Fixed
                               Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7
                               Certificates will have 8.00% subordination, (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates
                               such that the Class MF-8 Certificates will have 6.20% subordination and (xi) eleventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                               Class BF Certificates such that the Class BF Certificates will have 4.20%
                               subordination; each subject to the Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in
                               effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-AV-1 Certificates and (ii) 100% of the principal funds from Loan
                               Group 3 will be paid to the Class 3-AV Certificates as described below under "Class
                               3-AV Principal Distributions"; provided, however, that (x) if either (a) all of the
                               Class 2-AV-1 Certificates or (b) all of the Class 3-AV Certificates have been retired,
                               100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class
                               MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, and Class BV
                               Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an
                               Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the
                               Class 2-AV-1, Class 3-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates and (b) from principal collections related to the Group 3
                               Mortgage Loans, to the Class 3-AV Certificates, in each case, such that the Class AV
                               Certificates in the aggregate will have 48.90% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the
                               Class MV-1 Certificates such that the Class MV-1 Certificates will have 38.20%
                               subordination, (iii) third, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2
                               Certificates will have 29.40% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3
                               Certificates such that the Class MV-3 Certificates will have 25.80% subordination, (v)
                               fifth, from remaining principal collections relating to the Adjustable Rate Mortgage
                               Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have
                               21.10% subordination, (vi) sixth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5
                               Certificates will have 17.80% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6
                               Certificates such that the Class MV-6 Certificates will have 15.30% subordination,
                               (viii) eighth, from remaining principal collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 11.10% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 9.00% subordination, and (x) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the
                               Class BV Certificates such that the Class BV Certificates will have 6.80%
                               subordination; each subject to the Adjustable Rate O/C Floor.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       13

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

Class 3-AV
Principal Distributions:       Principal will be distributed sequentially to the Class 3-AV-1, Class 3-AV-2, Class
                               3-AV-3 and Class 3-AV-4 Certificates until the certificate principal balances thereof are reduced to zero; provided further, however, that on any Distribution Date on which
                               (x) the aggregate certificate principal balance of the Class AV Certificates is greater than the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 2 and Loan
                               Group 3 and (y) the aggregate certificate principal balance of the Class 3-AV
                               Certificates is greater than the sum of the aggregate principal balance of the Group 3
                               Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan
                               Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.
Class AF Principal
 Distributions:                Principal will be distributed to the AF Certificates and to pay any remaining Monoline
                               Guaranty fee and any Monoline reimbursements not covered by interest, in the following order of priority:

                               (A) For each Distribution Date prior to the Fixed Rate Stepdown Date or on which a
                               Fixed Rate Trigger Event is in effect,

                                 1. To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:


                                         Month                            Lockout Percentage
                                         -----                            ------------------
                                         1 - 36                               0%
                                        37 - 60                               45%
                                        61 - 72                               80%
                                        73 - 84                              100%
                                      85 and after                           300%

                                 2. Concurrently, to the Class AF-1A Certificates and the Class AF-1B Certificates,
                                    pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.
                                 3. Sequentially, to the Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.
                                 4. Concurrently, to (x) the Class AF-5A Certificates and (y) the Class AF-5B
                                    Certificates and the Monoline Insurer, pro rata (based on, with respect to clause
                                    (x), the certificate principal balance of the Class AF-5A Certificates, and with respect to clause (y), the certificate principal balance of the Class AF-5B
                                    Certificates):

                                    (a) to the Class AF-5A Certificates, until the certificate principal balance thereof is reduced to zero, and
                                    (b)  sequentially:
                                            (I) to the Monoline Insurer, any remaining Monoline
                                    Guaranty fee not covered by interest, and
                                            (II) to the Class AF-5B Certificates, until the certificate principal balance thereof is reduced to zero,

                                 5. To the Class AF-6 Certificates, until the certificate principal balance thereof is reduced to zero, and
                                 6. To the Monoline Insurer, any remaining Monoline reimbursements not covered by interest.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       14

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------



                                 (B) For each Distribution Date on or after the Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect,

                                 1. To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:


                                      Month                     Lockout Percentage
                                      -----                     ------------------
                                      1 - 36                        0%
                                     37 - 60                        45%
                                     61 - 72                        80%
                                     73 - 84                       100%
                                   85 and after                    300%


                                 2. Concurrently, to the Class AF-1A and the Class AF-1B Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero,
                                 3. Sequentially, to the Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero,
                                 4. Concurrently, to the Class AF-5A Certificates and the Class AF-5B Certificates,
                                    pro rata, based on the certificate principal balances thereof, until the
                                    Certificate Principal Balances thereof are reduced to zero, and
                                 5. To the Class AF-6 Certificates, until the certificate principal balance thereof is reduced to zero.

                               Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 1, any principal amounts to be distributed to the Class AF Certificates and the Monoline Insurer will be distributed first, concurrently to the Class AF Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero, and second, to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest.





      [Discount Margin Tables, Available Funds Schedule, Corridor Contracts and Collateral Tables to Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       15

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

                                                Discount Margin/Yield Tables (%) (1)

           Class AF-1A (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.12%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    12         12         12         12         12
           ===================================================================================
            WAL (yr)                      1.72       1.25       1.00       0.85       0.74
            MDUR (yr)                     1.66       1.22       0.98       0.83       0.73
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jan09      Dec07      May07      Jan07      Oct06
           -----------------------------------------------------------------------------------

           Class AF-1A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.12%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    12         12         12         12         12
           ===================================================================================
            WAL (yr)                      1.72       1.25       1.00       0.85       0.74
            MDUR (yr)                     1.66       1.22       0.98       0.83       0.73
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jan09      Dec07      May07      Jan07      Oct06
           -----------------------------------------------------------------------------------

           Class AF-1B (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.303%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            Yield @ 100-00               4.164      4.100      4.042      3.990      3.942
           ===================================================================================
            WAL (yr)                      1.72       1.25       1.00       0.85       0.74
            MDUR (yr)                     1.61       1.19       0.96       0.81       0.72
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jan09      Dec07      May07      Jan07      Oct06
           -----------------------------------------------------------------------------------

           Class AF-1B (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.303%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            Yield @ 100-00               4.164      4.100      4.042      3.990      3.942
           ===================================================================================
            WAL (yr)                      1.72       1.25       1.00       0.85       0.74
            MDUR (yr)                     1.61       1.19       0.96       0.81       0.72
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jan09      Dec07      May07      Jan07      Oct06
           -----------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       16

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class AF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.340%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.295      4.259      4.226      4.193      4.160
           ===================================================================================
            WAL (yr)                      3.78       2.60       2.00       1.63       1.38
            MDUR (yr)                     3.42       2.41       1.88       1.55       1.32
            First Prin Pay               Jan09      Dec07      May07      Jan07      Oct06
            Last Prin Pay                Jun09      Mar08      Jul07      Feb07      Nov06
           -----------------------------------------------------------------------------------


           Class AF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.340%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.295      4.259      4.226      4.193      4.160
           ===================================================================================
            WAL (yr)                      3.78       2.60       2.00       1.63       1.38
            MDUR (yr)                     3.42       2.41       1.88       1.55       1.32
            First Prin Pay               Jan09      Dec07      May07      Jan07      Oct06
            Last Prin Pay                Jun09      Mar08      Jul07      Feb07      Nov06
           -----------------------------------------------------------------------------------


           Class AF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.452%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.439      4.412      4.386      4.356      4.331
           ===================================================================================
            WAL (yr)                      6.52       4.08       3.00       2.32       1.94
            MDUR (yr)                     5.48       3.64       2.75       2.16       1.82
            First Prin Pay               Jun09      Mar08      Jul07      Feb07      Nov06
            Last Prin Pay                Sep16      Oct11      Dec09      Jun08      Dec07
           -----------------------------------------------------------------------------------


           Class AF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.452%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.439      4.412      4.386      4.356      4.331
           ===================================================================================
            WAL (yr)                      6.52       4.08       3.00       2.32       1.94
            MDUR (yr)                     5.48       3.64       2.75       2.16       1.82
            First Prin Pay               Jun09      Mar08      Jul07      Feb07      Nov06
            Last Prin Pay                Sep16      Oct11      Dec09      Jun08      Dec07
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       17

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


           Class AF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.835%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.849      4.833      4.810      4.787      4.752
           ===================================================================================
            WAL (yr)                     12.62       7.82       5.00       3.72       2.65
            MDUR (yr)                     9.24       6.36       4.35       3.34       2.43
            First Prin Pay               Sep16      Oct11      Dec09      Jun08      Dec07
            Last Prin Pay                Jul19      Dec14      Feb11      Aug09      Apr08
           -----------------------------------------------------------------------------------


           Class AF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.835%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.849      4.833      4.810      4.787      4.752
           ===================================================================================
            WAL (yr)                     12.62       7.82       5.00       3.72       2.65
            MDUR (yr)                     9.24       6.36       4.35       3.34       2.43
            First Prin Pay               Sep16      Oct11      Dec09      Jun08      Dec07
            Last Prin Pay                Jul19      Jan15      Feb11      Aug09      Apr08
           -----------------------------------------------------------------------------------



           Class AF-5B (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.134%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.154      5.143      5.128      5.110      5.086
           ===================================================================================
            WAL (yr)                     14.09       9.51       6.77       5.04       3.72
            MDUR (yr)                     9.81       7.36       5.59       4.34       3.30
            First Prin Pay               Jul19      Dec14      Feb11      Aug09      Apr08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------



           Class AF-5B (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.134%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.247      5.277      5.278      5.245      5.154
           ===================================================================================
            WAL (yr)                     19.30      14.22      10.22       7.07       4.31
            MDUR (yr)                    11.86       9.72       7.59       5.63       3.72
            First Prin Pay               Jul19      Jan15      Feb11      Aug09      Apr08
            Last Prin Pay                Jul33      Jun29      Oct24      Jan21      Apr18
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       18

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


           Class AF-5A (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.213%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.234      5.223      5.208      5.190      5.165
           ===================================================================================
            WAL (yr)                     14.09       9.51       6.77       5.04       3.72
            MDUR (yr)                     9.76       7.33       5.58       4.33       3.30
            First Prin Pay               Jul19      Dec14      Feb11      Aug09      Apr08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class AF-5A (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.213%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.327      5.357      5.357      5.324      5.233
           ===================================================================================
            WAL (yr)                     19.30      14.22      10.22       7.07       4.31
            MDUR (yr)                    11.78       9.67       7.56       5.61       3.71
            First Prin Pay               Jul19      Jan15      Feb11      Aug09      Apr08
            Last Prin Pay                Jul33      Jun29      Oct24      Jan21      Apr18
           -----------------------------------------------------------------------------------


           Class AF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.734%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.731      4.726      4.720      4.710      4.697
           ===================================================================================
            WAL (yr)                      7.82       6.94       6.10       5.08       4.24
            MDUR (yr)                     6.30       5.74       5.16       4.42       3.76
            First Prin Pay               Jul08      Jul08      Jul08      Nov08      Mar09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class AF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.734%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.731      4.727      4.725      4.724      4.724
           ===================================================================================
            WAL (yr)                      7.88       7.13       6.74       6.60       6.68
            MDUR (yr)                     6.33       5.85       5.59       5.50       5.55
            First Prin Pay               Jul08      Jul08      Jul08      Nov08      Mar09
            Last Prin Pay                May33      Apr29      Aug24      Nov20      Feb18
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       19

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


           Class MF-1 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.074%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.085      5.070      5.055      5.040      5.031
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.41       3.93
            MDUR (yr)                     7.87       5.88       4.62       3.85       3.48
            First Prin Pay               Jan11      May09      Jul08      Oct08      Jan09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.074%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.088      5.076      5.064      5.053      5.046
           ===================================================================================
            WAL (yr)                     12.01       8.60       6.56       5.38       4.78
            MDUR (yr)                     8.45       6.57       5.29       4.50       4.10
            First Prin Pay               Jan11      May09      Jul08      Oct08      Jan09
            Last Prin Pay                Nov30      Jun25      Jan21      Dec17      Sep15
           -----------------------------------------------------------------------------------


           Class MF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.123%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.135      5.120      5.104      5.089      5.078
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.38       3.85
            MDUR (yr)                     7.85       5.87       4.61       3.82       3.41
            First Prin Pay               Jan11      May09      Jul08      Sep08      Nov08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.123%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.137      5.126      5.113      5.102      5.093
           ===================================================================================
            WAL (yr)                     11.98       8.57       6.53       5.33       4.68
            MDUR (yr)                     8.42       6.54       5.27       4.46       4.01
            First Prin Pay               Jan11      May09      Jul08      Sep08      Nov08
            Last Prin Pay                Mar30      Aug24      Apr20      May17      Mar15
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       20

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


           Class MF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.173%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.185      5.170      5.154      5.139      5.127
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.37       3.80
            MDUR (yr)                     7.83       5.86       4.60       3.81       3.37
            First Prin Pay               Jan11      May09      Jul08      Aug08      Oct08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.173%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.188      5.176      5.163      5.151      5.142
           ===================================================================================
            WAL (yr)                     11.94       8.53       6.50       5.30       4.61
            MDUR (yr)                     8.38       6.51       5.24       4.43       3.95
            First Prin Pay               Jan11      May09      Jul08      Aug08      Oct08
            Last Prin Pay                Apr29      Aug23      Jul19      Sep16      Sep14
           -----------------------------------------------------------------------------------



           Class MF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.273%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.286      5.271      5.255      5.239      5.226
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.35       3.77
            MDUR (yr)                     7.78       5.83       4.59       3.78       3.34
            First Prin Pay               Jan11      May09      Jul08      Aug08      Sep08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.273%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.289      5.277      5.264      5.251      5.241
           ===================================================================================
            WAL (yr)                     11.90       8.48       6.46       5.25       4.55
            MDUR (yr)                     8.31       6.46       5.20       4.39       3.90
            First Prin Pay               Jan11      May09      Jul08      Aug08      Sep08
            Last Prin Pay                Jul28      Nov22      Dec18      Mar16      Apr14
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       21

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.352%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.366      5.351      5.334      5.318      5.304
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.35       3.74
            MDUR (yr)                     7.75       5.82       4.58       3.78       3.31
            First Prin Pay               Jan11      May09      Jul08      Aug08      Sep08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.352%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.369      5.356      5.343      5.330      5.320
           ===================================================================================
            WAL (yr)                     11.83       8.42       6.42       5.21       4.49
            MDUR (yr)                     8.25       6.41       5.16       4.36       3.85
            First Prin Pay               Jan11      May09      Jul08      Aug08      Sep08
            Last Prin Pay                Sep27      Feb22      Apr18      Sep15      Nov13
           -----------------------------------------------------------------------------------



           Class MF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.551%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.567      5.552      5.534      5.517      5.503
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.35       3.72
            MDUR (yr)                     7.67       5.77       4.55       3.76       3.28
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.551%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.570      5.557      5.543      5.530      5.518
           ===================================================================================
            WAL (yr)                     11.75       8.35       6.36       5.16       4.44
            MDUR (yr)                     8.13       6.32       5.09       4.30       3.79
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Oct26      Mar21      Jul17      Feb15      May13
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       22

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MF-7 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      5.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.718      5.702      5.684      5.666      5.652
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.33       3.71
            MDUR (yr)                     7.61       5.74       4.53       3.73       3.26
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      5.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.721      5.707      5.693      5.678      5.666
           ===================================================================================
            WAL (yr)                     11.64       8.26       6.28       5.09       4.37
            MDUR (yr)                     8.02       6.24       5.03       4.23       3.73
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Oct25      Apr20      Nov16      Jul14      Nov12
           -----------------------------------------------------------------------------------




           Class MF-8 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.849%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.869      5.852      5.834      5.816      5.801
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.33       3.71
            MDUR (yr)                     7.55       5.70       4.51       3.71       3.24
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.849%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.871      5.857      5.842      5.827      5.815
           ===================================================================================
            WAL (yr)                     11.48       8.13       6.18       5.00       4.31
            MDUR (yr)                     7.90       6.14       4.95       4.16       3.67
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Sep24      May19      Feb16      Dec13      Jun12
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       23

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class BF (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     6.295%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              6.321      6.303      6.284      6.264      6.247
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.33       3.68
            MDUR (yr)                     7.37       5.60       4.44       3.67       3.19
            First Prin Pay               Jan11      May09      Jul08      Jul08      Jul08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class BF (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     6.295%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              6.323      6.307      6.290      6.274      6.259
           ===================================================================================
            WAL (yr)                     11.17       7.88       5.99       4.85       4.15
            MDUR (yr)                     7.60       5.91       4.76       4.01       3.53
            First Prin Pay               Jan11      May09      Jul08      Jul08      Jul08
            Last Prin Pay                Mar23      Mar18      Mar15      Mar13      Oct11
           -----------------------------------------------------------------------------------



           Class 2-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.22%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   22         22         22         22         22
           ===================================================================================
            WAL (yr)                      4.27       2.92       2.13       1.48       1.27
            MDUR (yr)                     3.77       2.69       2.01       1.43       1.24
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jul19      Dec14      Jun12      Jun08      Mar08
           -----------------------------------------------------------------------------------


           Class 2-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.22%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  22.8       22.9        23         22         22
           ===================================================================================
            WAL (yr)                      4.52       3.10       2.25       1.48       1.27
            MDUR (yr)                     3.91       2.81       2.10       1.43       1.24
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jun31      Nov24      Oct19      Jun08      Mar08
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       24

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class 3-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.08%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   8          8          8          8          8
           ===================================================================================
            WAL (yr)                      1.35       0.99       0.80       0.69       0.60
            MDUR (yr)                     1.32       0.97       0.79       0.68       0.60
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Feb08      Apr07      Dec06      Aug06      Jun06
           -----------------------------------------------------------------------------------


           Class 3-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.08%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   8          8          8          8          8
           ===================================================================================
            WAL (yr)                      1.35       0.99       0.80       0.69       0.60
            MDUR (yr)                     1.32       0.97       0.79       0.68       0.60
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Feb08      Apr07      Dec06      Aug06      Jun06
           -----------------------------------------------------------------------------------



           Class 3-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.21%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   21         21         21         21         21
           ===================================================================================
            WAL (yr)                      5.12       3.50       2.51       1.97       1.65
            MDUR (yr)                     4.63       3.27       2.40       1.90       1.60
            First Prin Pay               Feb08      Apr07      Dec06      Aug06      Jun06
            Last Prin Pay                Aug16      Oct12      Oct10      Apr08      Nov07
           -----------------------------------------------------------------------------------


           Class 3-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.21%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   21         21         21         21         21
           ===================================================================================
            WAL (yr)                      5.12       3.50       2.51       1.97       1.65
            MDUR (yr)                     4.63       3.27       2.40       1.90       1.60
            First Prin Pay               Feb08      Apr07      Dec06      Aug06      Jun06
            Last Prin Pay                Aug16      Oct12      Oct10      Apr08      Nov07
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       25

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class 3-AV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   35         35         35         35         35
           ===================================================================================
            WAL (yr)                     13.45       9.00       6.57       3.10       2.62
            MDUR (yr)                    10.71       7.71       5.86       2.93       2.50
            First Prin Pay               Aug16      Oct12      Oct10      Apr08      Nov07
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Mar08
           -----------------------------------------------------------------------------------


           Class 3-AV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  39.1       39.8       39.9       38.3        35
           ===================================================================================
            WAL (yr)                     16.04      10.87       7.90       3.50       2.62
            MDUR (yr)                    12.13       8.94       6.83       3.24       2.50
            First Prin Pay               Aug16      Oct12      Oct10      Apr08      Nov07
            Last Prin Pay                Jul31      Nov24      Oct19      Jun16      Mar08
           -----------------------------------------------------------------------------------





           Class MV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.42%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   42         42         42         42         42
           ===================================================================================
            WAL (yr)                      8.89       5.89       4.89       5.31       2.83
            MDUR (yr)                     7.46       5.23       4.46       4.83       2.69
            First Prin Pay               Aug09      Aug08      Mar09      Jun10      Mar08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      May08
           -----------------------------------------------------------------------------------


           Class MV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.42%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  43.1       43.3       43.2        46         42
           ===================================================================================
            WAL (yr)                      9.62       6.41       5.25       6.77       2.83
            MDUR (yr)                     7.86       5.57       4.73       5.98       2.69
            First Prin Pay               Aug09      Aug08      Mar09      Jun10      Mar08
            Last Prin Pay                Apr29      Jun22      Dec17      Oct15      May08
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       26

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.45%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   45         45         45         45         45
           ===================================================================================
            WAL (yr)                      8.89       5.89       4.67       4.65       3.43
            MDUR (yr)                     7.45       5.22       4.27       4.28       3.22
            First Prin Pay               Aug09      Jul08      Dec08      Jul09      May08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.45%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  46.1       46.3       46.3        46        49.7
           ===================================================================================
            WAL (yr)                      9.59       6.38       5.01       4.91       4.47
            MDUR (yr)                     7.84       5.55       4.52       4.48       4.06
            First Prin Pay               Aug09      Jul08      Dec08      Jul09      May08
            Last Prin Pay                May28      Aug21      Apr17      Jun14      Jan14
           -----------------------------------------------------------------------------------




           Class MV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   48         48         48         48         48
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.58       4.25       4.26
            MDUR (yr)                     7.44       5.21       4.18       3.93       3.94
            First Prin Pay               Aug09      Jul08      Oct08      Apr09      Sep09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  49.1       49.3       49.3       49.1       53.1
           ===================================================================================
            WAL (yr)                      9.56       6.35       4.90       4.49       5.54
            MDUR (yr)                     7.81       5.53       4.42       4.12       5.01
            First Prin Pay               Aug09      Jul08      Oct08      Apr09      Jun10
            Last Prin Pay                Apr27      Sep20      Jul16      Dec13      Jan12
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       27

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   62         62         62         62         62
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.54       4.08       4.26
            MDUR (yr)                     7.38       5.19       4.13       3.77       3.92
            First Prin Pay               Aug09      Jul08      Sep08      Jan09      Aug09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  63.4       63.6       63.6       63.4       64.6
           ===================================================================================
            WAL (yr)                      9.54       6.33       4.85       4.31       4.69
            MDUR (yr)                     7.74       5.48       4.36       3.95       4.28
            First Prin Pay               Aug09      Jul08      Sep08      Jan09      Aug09
            Last Prin Pay                Oct26      Mar20      Mar16      Aug13      Nov11
           -----------------------------------------------------------------------------------



           Class MV-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   65         65         65         65         65
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.51       3.95       4.06
            MDUR (yr)                     7.37       5.18       4.11       3.65       3.75
            First Prin Pay               Aug09      Jul08      Sep08      Nov08      Apr09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  66.4       66.6       66.6       66.4        66
           ===================================================================================
            WAL (yr)                      9.50       6.30       4.80       4.17       4.21
            MDUR (yr)                     7.71       5.46       4.32       3.82       3.88
            First Prin Pay               Aug09      Jul08      Sep08      Nov08      Apr09
            Last Prin Pay                Nov25      Jul19      Sep15      Mar13      Jul11
           -----------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       28

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MV-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.68%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   68         68         68         68         68
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.49       3.88       3.84
            MDUR (yr)                     7.36       5.18       4.08       3.59       3.56
            First Prin Pay               Aug09      Jul08      Aug08      Oct08      Feb09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.68%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  69.3       69.6       69.5       69.4        69
           ===================================================================================
            WAL (yr)                      9.46       6.27       4.75       4.07       3.97
            MDUR (yr)                     7.67       5.43       4.27       3.74       3.67
            First Prin Pay               Aug09      Jul08      Aug08      Oct08      Feb09
            Last Prin Pay                Feb25      Nov18      Mar15      Nov12      Mar11
           -----------------------------------------------------------------------------------



           Class MV-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  125        125        125        125        125
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.48       3.82       3.64
            MDUR (yr)                     7.15       5.07       4.01       3.49       3.35
            First Prin Pay               Aug09      Jul08      Aug08      Sep08      Oct08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                 127.1      127.4      127.3      127.1      126.6
           ===================================================================================
            WAL (yr)                      9.38       6.21       4.70       3.98       3.75
            MDUR (yr)                     7.40       5.28       4.17       3.61       3.43
            First Prin Pay               Aug09      Jul08      Aug08      Sep08      Oct08
            Last Prin Pay                Jun24      May18      Oct14      Jul12      Dec10
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       29

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MV-8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  135        135        135        135        135
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.46       3.76       3.49
            MDUR (yr)                     7.11       5.05       3.98       3.43       3.21
            First Prin Pay               Aug09      Jul08      Jul08      Aug08      Sep08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                 136.7      136.9      136.8      136.7      136.1
           ===================================================================================
            WAL (yr)                      9.27       6.12       4.62       3.88       3.56
            MDUR (yr)                     7.31       5.20       4.09       3.52       3.27
            First Prin Pay               Aug09      Jul08      Jul08      Aug08      Sep08
            Last Prin Pay                Nov22      Mar17      Dec13      Nov11      Jun10
           -----------------------------------------------------------------------------------



           Class BV (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.75%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  175        175        175        175        175
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.46       3.76       3.43
            MDUR (yr)                     6.97       4.98       3.93       3.39       3.13
            First Prin Pay               Aug09      Jul08      Jul08      Aug08      Aug08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class BV (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.75%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                 176.4      176.4      176.2      176.1      175.5
           ===================================================================================
            WAL (yr)                      9.13       6.02       4.53       3.81       3.46
            MDUR (yr)                     7.09       5.06       3.99       3.43       3.15
            First Prin Pay               Aug09      Jul08      Jul08      Aug08      Aug08
            Last Prin Pay                Oct21      May16      May13      Jun11      Feb10
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       30